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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-88275) of The Penn Traffic Company of our report dated May 7, 2000, relating to the financial statements of The Penn Traffic Company 401(k) Savings Plan, which appears in this Form 11-K.






PricewaterhouseCoopers LLP

June 23, 2000